                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number: 811-1596

                            FPA CAPITAL FUND, INC.
               (Exact name of registrant as specified in charter)

      11400 WEST OLYMPIC BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA 90064
                    (Address of principal executive offices)

                             J. RICHARD ATWOOD,
      11400 WEST OLYMPIC BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA 90064
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 310-473-0225

Date of fiscal year end:  MARCH 31

Date of reporting period:  MARCH 31, 2004

Item 1.           Report to Stockholders.

ANNUAL REPORT

FPA CAPITAL FUND, INC.

[FPA FUND DISTRIBUTORS LOGO]

FPA FUND DISTRIBUTORS, INC.

11400 WEST OLYMPIC BOULEVARD, SUITE 1200
LOS ANGELES, CALIFORNIA 90064

40282

MARCH 31, 2004

                             LETTER TO SHAREHOLDERS

DEAR FELLOW SHAREHOLDERS:

     This Annual Report covers the fiscal year ended March 31, 2004. Your Fund's net asset value (NAV) per share closed at $38.97. During the year one distribution of $0.35 per share was paid on December 29, 2003 to holders of record on December 15. The December distribution was composed of a $0.02 income dividend and a $0.33 long-term capital gains distribution.

     The following table shows the average annual total return for several different periods ended on that date for the Fund and comparative indices of securities prices. The data quoted represents past performance, and an investment in the Fund may fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

                                     AVERAGE ANNUAL TOTAL RETURN
                                     PERIODS ENDED MARCH 31, 2004
                                     ----------------------------
                                 1 YR.    5 YRS.    10 YRS.    15 YRS.
                                 -----    ------    -------    -------
FPA Capital Fund, Inc.
 (NAV)*                          58.29%    17.12%     18.01%     18.21%
FPA Capital Fund, Inc.
 (Net of Sales Charge)++         49.98%    15.86%     17.37%     17.79%
Lipper Mid-Cap Value Fund
 Average                         53.99%    12.68%     13.05%     12.66%
Russell 2000 Index               63.83%     9.66%     10.44%     10.86%
Standard & Poor's
 500 Stock Index                 35.12%    -1.20%     11.68%     11.83%

     The Fund's six-month total return, which includes both the changes in NAV and the reinvestment of distributions paid, was 19.00%*. This compares with total returns of 20.69% for the Lipper Mid-Cap Value Fund Average, 21.69% for the Russell 2000, and 14.08% for the S&P 500. On a calendar year basis, these same comparisons are 38.54%* for FPA Capital Fund, 40.02% for the Mid-Cap Value Fund average, 47.25% for the Russell 2000, and 28.68% for the S&P 500.

COMMENTARY

     Wow! What an extraordinary period of performance for the fiscal year ended March 31, 2004. They don't come much better. Your Fund's 58.29%* total return outperformed the Lipper Mid-Cap Value Index's 53.99% but trailed the 63.83% return of the Russell 2000. It seems a little ridiculous to be talking about underperformance with numbers such as these; however, over the last three years, your Fund's 23.53%* compound return more than doubled the Russell 2000's 10.90% return. We believe you should consider amortizing last year's performance over a period of four or five years so as to place it in its proper context. In other words, a substantial portion of the performance to be achieved over the next four or five years was essentially earned last year. This means we are likely to see very low single-digit returns for this future period.

     During the six months ended March 31, 2004, your Fund began to underperform the Russell 2000 and the Lipper Mid-Cap Value Index. We believe this is occurring because we have structured a far more defensive portfolio than these other comparative measures. We have not added any new names to the portfolio while eliminating three. Two more were eliminated in April. As we wrote in our September shareholder letter, "Our liquidity and bond holdings now represent approximately 20% of the Fund. It would not surprise us to see this level rising above 25% next year, unless we are able to discover new investment opportunities that meet our criteria." As of March 31, our liquidity and bond holdings total 32.2% and, as of April 16, they have risen to nearly 36%--the highest level in nearly twenty years.

     The three stocks eliminated for this reporting period included two winners and one loser. Centex, a huge winner that rose nearly 500% since we purchased it back in early 2000, was sold because we believe the easy money has been made. It is unlikely that the economic environment can get much better for the company or its industry, with interest rates at forty-five year lows. Housing stock investors are decidedly more optimistic today than when we originally purchased this position. Furthermore, we do not like some of the trends that we see developing in the mortgage market. We see a large component of buyers that appear to be stretching to purchase as much house as possible or are just attempting to qualify for a loan by the use of adjustable-rate mortgages--approximately 30% of all

---------------
* Does not reflect deduction of the sales charge which, if reflected, would reduce the performance shown

++ Reflects deduction of the maximum sales charge of 5.25% of the offering price mortgage originations are adjustable-rate loans instead of low fixed-rate loans. We also sold our Joy Global position after it rose 132% in calendar 2003. My associate Steve Romick, who led on this one, did an absolutely outstanding job on this investment. Our one loser was Rouge Industries, on which I led. I was right but dead right. I expected a major rebound in the steel industry after several years of depression, but the company filed for bankruptcy just as everything turned positive for the industry. They just ran out of balance sheet. To add insult to injury, the buyer was a Russian company, if you can believe that! Fortunately, it was a very small position.

     Since the fiscal year end, we sold two more holdings: Celanese and Conseco. During the last three years of recession, we acquired our holding in Celanese, a leading chemical company, at a very depressed price. As the economy recovered this year, we were looking forward to even bigger gains than we had already achieved, but the Blackstone Group began a tender offer for the company at 32.5 euros (Celanese is a German-registered company) that truncated this process. We fought the takeover because we believed their offer was inadequate. In the end, we failed, but we did successfully sell our position for an average price of slightly more than 33.5 euros--a moral victory. The deal is due to close very shortly. We also sold our Conseco stock that we received on its exit from bankruptcy for a substantial gain. These two sales added further to our liquidity position.

     We continue to build liquidity because we see virtually no attractive securities that meet our stringent criteria. You may learn more about our difficulty in finding these securities by visiting our website, www.fpafunds.com, and reading our January 18 article, "Slim Pickings." Since then, we have not seen any improvement in the investment environment. The classic screen that I have used for years is identifying a similar level of qualifying companies to that of the spring of 1998--a record low period. Also, the number of new lows, as reflected by the NYSE, ASE and Nasdaq, have been virtually non-existent. We believe these shockingly low numbers argue for caution. Until we find attractive investments, we will not deploy the Fund's liquidity and risk your capital. Despite our defensive portfolio posture, stock selection has allowed your Fund to match or exceed the market's performance recently. Should the market recover and move to considerably higher levels this year and next, it would not surprise us to see your Fund's performance lag that of the market or the Lipper Index. We will continue this defensive strategy because we believe the easy money has been made for this stock market recovery cycle that began in 2002. Furthermore, we see smaller-capitalization stocks at their highest relative valuation compared to that of larger-capitalization stocks since 1983--the last time they sold at a premium. Their substantial valuation discount to larger-market capitalization stocks has generally been eliminated, in contrast to the steep discounts that existed in the 1990s and the early part of this decade. Because of this, it has made our job of uncovering attractive investment ideas substantially more difficult.

     Our investment strategy is decidedly different from just one year ago, when we were able to uncover new investment opportunities or add to our existing holdings because war fears depressed the market. The magnitude of change since then has been astounding, as reflected by increases of more than 100% in many of our holdings. Should the market continue its winning ways this year and next, we are likely to be driven out of more of our holdings and, therefore, it would not surprise us to see liquidity rising above 40%, unless we discover one or two new investment ideas. This rising liquidity level is also a function of the rapid cash inflows totaling over $370 million for the twelve months ended March 31.

     Beyond valuation considerations, why are we so cautious? The economy is recovering and interest rates are low, so again, why are we so cautious? As we have always done, we view the investment environment from both a "bottom-up" as well as a "top-down" process. The former is a function of our computer screens, the new low list and other individual company identification methods we use. We have already discussed the problems we see in this area. The latter is a function of my economic and stock market overview that comes from experience as well as from the necessity of considering macroeconomic events in the management of our bond fund, FPA New Income, Inc. That fund is the most defensive it has ever been, with a record low duration, a measure of volatility. We believe that we are on the verge of a period of sustained rises in interest rates with virtually no margin for error in the bond market. We see maladjustments growing in the economy because of a record slope in the yield curve (the yield difference between short- and long-term yields) as well as a forty-five year low in longer-term Treasury yields. We believe the Fed has been too accommodative in its monetary policy and has kept short-term interest rates too low for too long.

Because of this, we believe the odds favor the development of difficulties down the road in the economy and in government.

     We will address some of these concerns. Many bulls argue that interest rates should stay low because inflation is low. Inflation, as measured by the Consumer Price Index (CPI), does appear to be low. I believe, however, that many are being misled because of its faulty composition. For example, 42% of the CPI's weighting is for housing, with nearly 56% of it reflecting owner-equivalent rents, which I will explain shortly. Many "experts" refer to the core CPI as the better measure of inflation, because it takes the total CPI and excludes the volatile elements of food and energy, as if we do not eat or drive anywhere. When this adjustment is made, housing then represents 54.2% of the core CPI. This weighting is far too high relative to most individual expenditure patterns. The owner-equivalent rent attempts to measure how much you could charge to rent your house, if you did not live in it. (Back in 1983, the Bureau of Labor Statistics modified the CPI by eliminating the change in home prices and replacing that component with owner equivalent rent.) This "little" adjustment has had a significant impact on the CPI. For example, in 2003 house prices rose 7.2% while the owner-equivalent rent was flat for the same year. This means that 23.4% of the CPI showed zero inflation. This change has had a big impact on core CPI inflation the past two years since, according to Bridgewater Associates, the DECLINE in housing inflation has accounted for approximately one-half the decline in core CPI. We believe the shift from rental to home ownership has impacted the index. Since 1995, the level of U.S. home ownership has risen from 64% to nearly 69% in 2003. This is the largest rise in ownership in over thirty years. As renters move out of apartments, they increase the demand for homes while decreasing the demand for apartments. In this strange way, we see house price inflation while rents are under pressure. This pressure on rents then gets translated back into the CPI through the owner-equivalent rent calculation.

     Another aspect of CPI that helps to give a poor picture of inflation is healthcare. It is estimated that healthcare costs represent between 15% and 16% of GDP while accounting for only 6.1% of the CPI. The Kaiser Family Foundation 2003 survey of private health-insurance premiums reported an increase of 13.9%. This is the third year of double-digit increases recorded by this survey. Assuming it accurately reflects trends in U.S. healthcare inflation, the healthcare component of the CPI alone could potentially be understating CPI inflation by nearly 1.3%.

     An underestimate of the potential level of inflation could have serious consequences for stocks in that, should a recognition of this threat occur, it could lead to rising interest-rate levels, which could eventually negatively impact equity valuations. We do not believe the current level of interest rates provides any protection from small rises in inflationary expectations.

     As many of our shareholders know, we have been building a large energy exposure through our holdings in energy service stocks. As of March 31, they represent 14.6% of the portfolio. We began building our positions several years ago in anticipation of rising energy price levels. This process began in 1999 when we hired my associate Rik Ekstrand, who is highly experienced in this area. We focused on drilling companies because we believed that we would get a "bigger bang for our investment buck" than in exploration and production (E&P) companies. As many of these E&P companies begin to realize they have even worse reserve positions than they had originally thought, this realization should lead to higher levels of drilling expenditures. Furthermore, higher energy prices are making drilling substantially more attractive for potential reserve replacement. We believe we are at that point in time right now.

     By way of background, between 1981 and January 1999, I did not own one energy stock. It was in 1997 that I began to come to the realization that we might be on the verge of a different environment in terms of energy prices. For many years, energy prices had been extremely volatile with periods of very depressed prices. I thought that we might be on the verge of a major change in price levels that would lead to higher sustained prices. Since then, with Rik's work and further research on my part, we believe that this is the case. Several new long-term forecasts have recently been published. They may be too pessimistic but, if they are correct, these new expectations could materially impact long-term equity valuations and interest rates. Several of them are predicting that world oil production will peak between 2003 and 2020, with a central tendency around 2010. While we don't know if this is correct, it is a fact that 80 percent of the oil produced today comes from fields found before 1973, and a majority of them are in their decline phase. Back in the 1950s, U.S. oil production was forecast by M. King Hubbert to peak in the early 1970s (a minority view) --it did. His disciples are among the ones who are predicting this peak in world oil production. It is the realization that energy production may be peaking that can cause serious changes in investors' long-term investment expectations. Again, we do not know if these forecasts are correct, but we do have to ask if we are being sufficiently compensated through high enough yields or low equity valuations to risk capital. This commentary is not meant to scare you but rather to let you know that, when others see little risk in the investment environment, we look for what can go wrong. This is the essence of being a contrarian investor.

     We also see a growing risk from the deterioration in our federal government's budgetary position. The budgetary challenge from the growth in government entitlements has not been addressed and yet, in 2003, the government enacted a new entitlement program for drug benefits. Already the forecasts of how big this program might be have escalated far beyond the initial expectations. As we have written before, we anticipate that the entitlements will become a growing political issue in the next two or three years, and this debate may cross over and affect the financial markets.

     In our opinion, the current stock market rally is just an interlude to a period that will be dominated by high levels of price volatility. Unlike the past twenty years, we do not anticipate a new "bull" market for the foreseeable future. We believe equity investment returns will likely be in the low single-digit range, as corporate earnings growth is mostly offset by P/E contraction. We hope to improve upon this potential outcome by our continued disciplined investment management. If we do, we expect that your Fund will remain among the top funds in the mutual-fund industry. We are proud to convey to you that two publications have recently highlighted FPA Capital Fund as the top-performing diversified fund for the last twenty years. (INVESTOR'S BUSINESS DAILY, April 19, 2004 -- Top U.S. Diversified Stock Funds in Past 20 Years -
Source: Lipper; DALLAS MORNING NEWS January 27, 2004 -- top-performing diversified domestic-equity fund for the twenty-year period ended December 31, 2003 [out of 234 funds meeting the criteria]).

     Before closing, your Fund had the following valuation comparisons. At the end of March, its P/E and P/BV ratios (Price/Book Value) ratios were 23.5x and 2.0x, respectively. By comparison, the P/E ratios of the Russell 2000 and the S&P 500 were 32.0x and 21.3x while their P/BV ratios were 2.4x and 3.1x, respectively. Our companies are financially strong, with an 18.6% average Total-Debt/Total Capitalization ratio, which compares favorably to the 40.2% and 49.0% for the Russell 2000 and the S&P 500. Your Fund's P/E and P/BV ratios have increased materially from last year because of the rise in equity valuations, as well as a result of our large exposure to energy service stocks that distort these numbers. We value our energy service companies on an asset replacement value basis as well as on what their potential earning power might be.

     With those closing comments, we thank you for your continued investment and support.

Respectfully submitted,


/s/ Robert L. Rodriguez

Robert L. Rodriguez, CFA
President and Chief Investment Officer

April 18, 2004

                             HISTORICAL PERFORMANCE

CHANGE IN VALUE OF A $10,000 INVESTMENT IN FPA CAPITAL FUND, INC. VS. RUSSELL 2000, S&P 500 AND LIPPER MID-CAP VALUE FUND AVERAGE FROM APRIL 1, 1994 TO MARCH 31, 2004

[CHART]

                                   3/31/94  3/31/95  3/31/96  3/31/97  3/31/98  3/31/99  3/31/00  3/31/01  3/31/02  3/31/03  3/31/04
FPA Capital Fund, Inc. (NAV)        10,000   11,977   16,389   20,864   27,144   23,764   29,798   27,790   39,686   33,090   52,369
FPA Capital Fund, Inc.               9,475   11,348   15,529   19,768   25,719   22,517   28,234   26,331   37,603   31,353   49,620
Lipper Mid-Cap Value Fund Average   10,000   10,730   13,702   14,839   21,013   18,701   22,152   24,865   29,334   22,144   34,110
S&P 500                             10,000   11,557   15,269   18,297   27,078   32,074   37,828   29,627   29,701   22,344   30,191
Russell 2000                        10,000   10,549   13,615   14,310   20,322   17,018   23,363   19,782   22,547   16,469   26,997

Past performance is not indicative of future performance. The Russell 2000 Index consists of the smallest companies in the Russell 3000 total capitalization universe. This index is considered a measure of small capitalization stock performance. The Standard & Poor's 500 Stock Index (S&P 500) is a capitalization-weighted index which covers industrial, utility, transportation and financial service companies, and represents approximately 75% of the New York Stock Exchange (NYSE) capitalization and 30% of NYSE issues. This index is considered a measure of large capitalization stock performance. These indices do not reflect any commissions or fees which would be incurred by an investor purchasing the stocks they represent. The Lipper Mid-Cap Value Fund Average provides an additional comparison of how your Fund performed in relation to other mutual funds with similar objectives. The Lipper data does not include sales charges. The performance shown for FPA Capital Fund, Inc., with an ending value of $49,620 reflects deduction of the current maximum sales charge of 5.25% of the offering price. In addition, since investors purchase shares of the Fund with varying sales charges depending primarily on volume purchased, the Fund's performance at net asset value (NAV) is also shown, as reflected by the ending value of $52,369. The performance of the Fund and of the Averages is computed on total return basis which includes reinvestment of all distributions.

                             MAJOR PORTFOLIO CHANGES
                         Six Months Ended March 31, 2004
                                   (Unaudited)

                                                                SHARES OR
                                                                PRINCIPAL
                                                                  AMOUNT
                                                               ------------
NET PURCHASES

COMMON STOCKS
Avnet, Inc.                                                          47,500 shs.
Big Lots, Inc.                                                    1,332,600 shs.
ENSCO International Incorporated                                    434,000 shs.
Hutchinson Technology Incorporated                                  183,400 shs.
Michaels Stores, Inc.                                                53,500 shs.
National-Oilwell, Inc.                                              430,500 shs.
Patterson-UTI Energy, Inc.                                          320,800 shs.
Rowan Companies, Inc.                                               871,500 shs.
Trinity Industries, Inc.                                            225,600 shs.

NET SALES

COMMON STOCKS
Centex Corporation (1)                                              346,500 shs.
Conseco, Inc.                                                       273,804 shs.
Celanese AG                                                          23,200 shs.
Exabyte Corporation                                               1,086,200 shs.
Joy Global Inc. (1)                                                 780,700 shs.
Rouge Industries, Inc. (Class "A") (1)                              752,300 shs.
Thor Industries, Inc.                                               216,400 shs.

NON-CONVERTIBLE SECURITIES
Qwest Capital Funding, Inc.
 -6.25% 2005 (1)                                               $  8,650,000
 -7.625% 2021 (1)                                              $  2,000,000

(1) Indicates elimination from commitment portfolio

                            PORTFOLIO OF INVESTMENTS
                                 March 31, 2004

COMMON STOCKS                                              SHARES            VALUE
----------------------------------------------------   ---------------   --------------
RETAILING -- 20.3%
Big Lots, Inc.*                                              3,607,600   $   52,310,200
Charming Shoppes, Inc.*                                      5,400,000       42,066,000
Foot Locker, Inc.                                            1,054,300       27,200,940
Michaels Stores, Inc.                                        1,380,000       67,095,600
Ross Stores, Inc.                                            1,787,400       54,712,314
Zale Corporation*                                              460,000       28,313,000
                                                                         --------------
                                                                         $  271,698,054
                                                                         --------------
ENERGY -- 14.6%
ENSCO International Incorporated                             1,685,000   $   47,466,450
National-Oilwell, Inc.*                                      2,200,000       62,216,000
Patterson-UTI Energy, Inc.*                                  1,485,000       52,583,850
Rowan Companies, Inc.*                                       1,588,700       33,505,683
                                                                         --------------
                                                                         $  195,771,983
                                                                         --------------
TECHNOLOGY -- 9.4%
Arrow Electronics, Inc.*                                     1,300,000   $   33,098,000
Avnet, Inc.*                                                 2,575,000       63,061,750
Exabyte Corporation*                                           427,400          388,934
Hutchinson Technology Incorporated*                          1,050,000       29,463,000
                                                                         --------------
                                                                         $  126,011,684
                                                                         --------------
CONSUMER DURABLES -- 5.4%
Champion Enterprises, Inc.*                                  2,006,800   $   21,272,080
Coachmen Industries, Inc.+                                     859,000       14,328,120
Fleetwood Enterprises, Inc.*                                 1,183,000       14,527,240
Thor Industries, Inc.                                          841,200       22,594,632
                                                                         --------------
                                                                         $   72,722,072
                                                                         --------------
CONSUMER NON-DURABLES -- 4.4%
American Greetings Corporation*                              1,343,500   $   30,591,495
Reebok International Ltd.                                      692,900       28,651,415
                                                                         --------------
                                                                         $   59,242,910
                                                                         --------------

                                                          SHARES OR
                                                          PRINCIPAL
COMMON STOCKS--CONTINUED                                   AMOUNT            VALUE
----------------------------------------------------   ---------------   --------------
INDUSTRIAL PRODUCTS -- 3.6%
Belden Inc.                                                    504,300   $    9,566,571
Trinity Industries, Inc.                                     1,400,000       38,920,000
                                                                         --------------
                                                                         $   48,486,571
                                                                         --------------
BASIC MATERIALS -- 3.2%
Celanese AG                                                    834,400   $   33,876,640
Oregon Steel Mills, Inc.*                                    1,191,000        9,003,960
                                                                         --------------
                                                                         $   42,880,600
                                                                         --------------
FINANCIAL -- 3.0%
Conseco, Inc.*                                                 175,000   $    4,053,000
Horace Mann Educators Corporation                              630,100        9,905,172
WFS Financial Inc.*                                             75,400        3,266,328
Westcorp                                                       535,100       23,581,857
                                                                         --------------
                                                                         $   40,806,357
                                                                         --------------
TELECOMMUNICATIONS -- 1.6%
Qwest Communications International Inc.*                     4,975,000   $   21,442,250
                                                                         --------------
BUSINESS SERVICES & SUPPLIES -- 1.5%
Angelica Corporation                                           343,100   $    7,832,973
Dycom Industries, Inc.*                                        436,300       11,570,676
                                                                         --------------
                                                                         $   19,403,649
                                                                         --------------
HEALTHCARE -- 0.7%
Apria Healthcare Group Inc.*                                   307,300   $    9,200,562
                                                                         --------------
DEFENSE -- 0.1%
DRS Technologies, Inc.*                                         42,000   $    1,175,160
                                                                         --------------

TOTAL COMMON STOCKS -- 67.8% (Cost $537,342,991)                         $  908,841,852
                                                                         --------------

NON-CONVERTIBLE SECURITIES -- 4.2%
Federal National Mortgage Association (Interest Only)
--5.5% 2033                                             $   21,665,114   $    4,272,090
--6% 2033                                                   91,638,678       15,478,323
Oregon Steel Mills, Inc. --10% 2009                          9,000,000        9,045,000

                                                                 PRINCIPAL
                                                                   AMOUNT            VALUE
                                                              ---------------   ---------------
NON-CONVERTIBLE SECURITIES -- CONTINUED
Qwest Capital Funding, Inc. --5.875% 2004                           3,350,000         3,366,750
U.S. Treasury Inflation-Indexed Notes --3.375% 2007                21,443,056        23,634,268
                                                                                ---------------
TOTAL NON-CONVERTIBLE SECURITIES (Cost $52,919,614)                             $    55,796,431
                                                                                ---------------

SHORT-TERM INVESTMENT -- 10.5%
U.S. Treasury Notes -- 1.875% 9/30/2004 (Cost $140,657,031)   $   140,000,000   $   140,590,660
                                                                                ---------------
TOTAL INVESTMENT SECURITIES -- 82.5% (Cost $730,919,636)                        $ 1,105,228,943
                                                                                ---------------

SHORT-TERM CORPORATE NOTES -- 16.8%
AIG Funding, Inc.
 --0.99% 4/09/2004                                            $    36,000,000   $    35,992,080
 --1% 4/13/2004                                                    19,677,000        19,670,441
American General Finance Corporation --0.97% 4/01/2004             17,602,000        17,602,000
Barclays U.S. Funding, Inc. --1.005% 4/02/2004                     34,637,000        34,636,033
ChevronTexaco Funding Corporation --0.98% 4/15/2004                34,111,000        34,098,000
Dupont (E.I.) De Nemours & Co.
 --0.99% 4/07/2004                                                 29,338,000        29,333,159
 --0.99% 4/08/2004                                                 26,919,000        26,913,818
General Electric Capital Services, Inc. --1.01% 4/16/2004          26,764,000        26,752,737
                                                                                ---------------
TOTAL SHORT-TERM CORPORATE NOTES (Cost $224,998,268)                            $   224,998,268
                                                                                ---------------

TOTAL INVESTMENTS -- 99.3% (Cost $955,917,904)                                  $ 1,330,227,211
Other assets and liabilities, net 0.7%                                                9,880,893
                                                                                ---------------
TOTAL NET ASSETS -- 100.0%                                                      $ 1,340,108,104
                                                                                ===============

*    Non-income producing securities
+ Affiliate as defined in the Investment Company Act of 1940 by reason of ownership of 5% or more of its outstanding voting securities during the year ended March 31, 2004. Following is a summary of transactions in securities of this affiliate during the year ended March 31, 2004.

                                   PURCHASES    SALES     REALIZED     DIVIDEND
                                    AT COST    AT COST   GAIN (LOSS)    INCOME
                                   ---------------------------------------------
     Coachmen Industries, Inc.        --         --          --        $ 206,160

See notes to financial statements.

                       STATEMENT OF ASSETS AND LIABILITIES
                                 March 31, 2004

ASSETS
 Investments at value:
  Investment securities -- at market value (including $14,328,120
   in securities of an affiliate, identified cost $730,919,636)     $ 1,105,228,943
  Short-term investments -- at cost plus interest earned
   (maturities 60 days or less)                                         224,998,268   $ 1,330,227,211
                                                                    ---------------
 Cash                                                                                             562
 Receivable for:
  Capital Stock sold                                                $     8,774,232
  Investment securities sold                                              1,529,799
  Dividends and accrued interest                                          1,103,620        11,407,651
                                                                    ---------------   ---------------
                                                                                      $ 1,341,635,424

LIABILITIES
 Payable for:
  Advisory fees and financial services                              $       831,641
  Capital Stock repurchased                                                 604,607
  Accrued expenses and other liabilities                                     91,072         1,527,320
                                                                    ---------------   ---------------

NET ASSETS                                                                            $ 1,340,108,104
                                                                                      ===============

SUMMARY OF SHAREHOLDERS' EQUITY
 Capital Stock -- par value $0.01 per share; authorized
  100,000,000 shares; outstanding 34,388,462 shares                                   $       343,885
 Additional Paid-in Capital                                                               938,107,429
 Undistributed net realized gain on investments                                            27,311,929
 Undistributed net investment income                                                           35,554
 Unrealized appreciation of investments                                                   374,309,307
                                                                                      ---------------
 NET ASSETS                                                                           $ 1,340,108,104
                                                                                      ===============

NET ASSET VALUE, REDEMPTION PRICE AND MAXIMUM
 OFFERING PRICE PER SHARE
 Net asset value and redemption price per share
 (net assets divided by shares outstanding)                                           $         38.97
                                                                                      ===============
 Maximum offering price per share
 (100/94.75 of per share net asset value)                                             $         41.13
                                                                                      ===============

See notes to financial statements.

                             STATEMENT OF OPERATIONS
                        For the Year Ended March 31, 2004

INVESTMENT INCOME
  Interest                                                                            $     5,928,790
  Dividends (including $206,160 from securities of an affiliate)                            2,943,877
                                                                                      ---------------
                                                                                      $     8,872,667
EXPENSES
  Advisory fees                                                     $     6,295,495
  Financial services                                                        960,845
  Transfer agent fees and expenses                                          579,816
  Custodian fees and expenses                                                75,907
  Reports to shareholders                                                    68,072
  Insurance                                                                  64,338
  Registration fees                                                          54,463
  Directors' fees and expenses                                               39,251
  Postage                                                                    37,921
  Audit fees                                                                 30,250
  Legal fees                                                                  6,515
  Other expenses                                                             25,182         8,238,055
                                                                    ---------------   ---------------
        Net investment income                                                         $       634,612
                                                                                      ---------------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments:
  Proceeds from sales of investment securities (excluding
   short-term investments with maturities of 60 days or less)       $   159,088,265
  Cost of investment securities sold                                    113,084,862
                                                                    ---------------
   Net realized gain on investments                                                   $    46,003,403

Unrealized appreciation of investments:
  Unrealized appreciation at beginning of year                      $    34,269,558
  Unrealized appreciation at end of year                                374,309,307
                                                                    ---------------
   Increase in unrealized appreciation of investments                                     340,039,749
                                                                                      ---------------

        Net realized and unrealized gain on investments                               $   386,043,152
                                                                                      ---------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                  $   386,677,764
                                                                                      ===============

See notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                 FOR THE YEAR ENDED MARCH 31,
                                           ------------------------------------------------------------------------
                                                          2004                                  2003
                                           ----------------------------------    ----------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
 Net investment income (loss)              $       634,612                       $       (11,957)
 Net realized gain (loss) on investments        46,003,403                            (8,548,275)
 Increase (decrease) in unrealized
  appreciation of investments                  340,039,749                          (105,326,081)
                                           ---------------                       ---------------
Increase (decrease) in net assets
 resulting from operations                                    $   386,677,764                       $  (113,886,313)
Distributions to shareholders from:
 Net investment income                     $      (599,058)                                   --
 Net realized capital gains                     (9,884,455)       (10,483,513)   $    (7,226,642)        (7,226,642)
                                           ---------------                       ---------------
Capital Stock transactions:
 Proceeds from Capital Stock sold          $   481,331,368                       $   279,958,616
 Proceeds from shares issued to
  shareholders upon reinvestment
  of dividends and distributions                 9,139,331                             6,443,932
 Cost of Capital Stock repurchased            (112,383,735)       378,086,964       (215,260,143)        71,142,405
                                           ---------------    ---------------    ---------------    ---------------
Total increase (decrease) in net assets                       $   754,281,215                       $   (49,970,550)

NET ASSETS
Beginning year                                                    585,826,889                           635,797,439
                                                              ---------------                       ---------------
End of year                                                   $ 1,340,108,104                       $   585,826,889
                                                              ===============                       ===============

CHANGE IN CAPITAL STOCK OUTSTANDING
Shares of Capital Stock sold                                       13,826,537                            10,094,100
Shares issued to shareholders upon
 reinvestment of dividends
 and distributions                                                    255,789                               225,077
Shares of Capital Stock repurchased                                (3,255,796)                           (7,838,343)
                                                              ---------------                       ---------------
Increase in Capital Stock outstanding                              10,826,530                             2,480,834
                                                              ===============                       ===============

See notes to financial statements.

                              FINANCIAL HIGHLIGHTS

 SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR

                                                                                YEAR ENDED MARCH 31,
                                                 ---------------------------------------------------------------------------------
                                                     2004             2003             2002             2001             2000
                                                 -------------    -------------    -------------    -------------    -------------
Per share operating performance:
Net asset value at beginning of year             $       24.86    $       30.16    $       23.01    $       33.28    $       30.34
                                                 -------------    -------------    -------------    -------------    -------------
Income from investment operations:
 Net investment income                           $        0.02               --    $        0.02    $        0.11    $        0.12
 Net realized and unrealized gain (loss)
  on investment securities                               14.44    $       (4.97)            9.55            (2.48)            7.07
                                                 -------------    -------------    -------------    -------------    -------------
Total from investment operations                 $       14.46    $       (4.97)   $        9.57    $       (2.37)   $        7.19
                                                 -------------    -------------    -------------    -------------    -------------

Less distributions:
 Dividends from net investment income            $       (0.02)              --    $       (0.03)   $       (0.14)   $       (0.22)
 Distributions from net realized capital gains           (0.33)   $       (0.33)           (2.39)           (7.76)           (4.03)
                                                 -------------    -------------    -------------    -------------    -------------
Total distributions                              $       (0.35)   $       (0.33)   $       (2.42)   $       (7.90)   $       (4.25)
                                                 -------------    -------------    -------------    -------------    -------------
Net asset value at end of year                   $       38.97    $       24.86    $       30.16    $       23.01    $       33.28
                                                 =============    =============    =============    =============    =============

Total investment return*                                 58.29%           16.62%           42.81%           (6.74)%          25.39%

Ratios/supplemental data:
Net assets at end of year (in thousands)         $   1,340,108    $     585,827    $     635,797    $     388,386    $     517,900
Ratio of expenses to average net assets                   0.83%            0.87%            0.84%            0.89%            0.86%
Ratio of net investment income to
 average net assets                                       0.06%              --             0.04%            0.39%            0.35%
Portfolio turnover rate                                     20%              17%              23%               5%              18%

* Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge.

See notes to financial statements.

                          NOTES TO FINANCIAL STATEMENTS
                                 March 31, 2004

NOTE 1 -- SIGNIFICANT ACCOUNTING POLICIES

     FPA Capital Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as a diversified, open-end investment company. The Fund's primary investment objective is long-term capital growth. Current income is a factor, but a secondary consideration. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.   Security Valuation

          Securities listed or traded on a national securities exchange are valued at the last sale price on the last business day of the year, or if there was not a sale that day, at the last bid price. Securities traded in the NASDAQ National Market System are valued at the NASDAQ Official Closing Price on the last business day of the year, or if there was not a sale that day, at the last bid. Unlisted securities are valued at the most recent bid price. Short-term investments with maturities of 60 days or less at the time of purchase are valued at cost plus interest earned, which approximates market value.

B.   Federal Income Tax

          No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the minimum distribution requirements of the Code, all of its taxable net investment income and taxable net realized gains on investments.

C.   Securities Transactions and Related Investment Income

          Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

D.   Use of Estimates

          The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

NOTE 2 -- PURCHASES OF INVESTMENT SECURITIES

     Cost of purchases of investment securities (excluding short-term investments with maturities of 60 days or less at the time of purchase) aggregated $330,774,371 for the year ended March 31, 2004. Realized gains or losses are based on the specific-certificate identification method. All of the amounts reported in the financial statements of March 31, 2004 were the same for federal income tax and financial reporting purposes. Gross unrealized appreciation and depreciation for all investments at March 31, 2004 for federal income tax purposes was $394,295,552 and $19,986,245, respectively. During the year ended March 31, 2004, the Fund reclassified $11,957 from accumulated net loss to additional paid-in capital to align financial reporting with tax reporting.

NOTE 3 -- ADVISORY FEES AND OTHER AFFILIATED TRANSACTIONS

     Pursuant to an Investment Advisory Agreement, advisory fees were paid by the Fund to First Pacific Advisors, Inc. (the "Adviser"). Under the terms of this Agreement, the Fund pays the Adviser a monthly fee calculated at the annual rate of 0.75% of the first $50 million of the Fund's average daily net assets and 0.65% of the average daily net assets in excess of $50 million. In addition, the Fund pays the Adviser an amount equal to 0.1% of the average daily net assets for each fiscal year in reimbursement for the provision of financial services to the Fund. The Agreement provides that the Adviser will reimburse the Fund for any annual expenses (exclusive of interest, taxes, the cost of any supplemental statistical and research information, and extraordinary expenses such as litigation) in excess of 1 1/2% of the first $30 million and 1% of the remaining average net assets of the Fund for the year.

     For the year ended March 31, 2004, the Fund paid aggregate fees of $39,000 to all Directors who are not affiliated persons of the Adviser. Legal fees were for services rendered by O'Melveny & Myers LLP, counsel for the Fund. A Director of the Fund is of counsel to, and a retired partner of, that firm. Certain officers of the Fund are also officers of the Adviser and FPA Fund Distributors, Inc.

NOTE 4 -- DISTRIBUTOR

     For the year ended March 31, 2004, FPA Fund Distributors, Inc. ("Distributor"), a wholly owned subsidiary of the Adviser, received $306,946 in net Fund share sales commissions after reallowance to other dealers. The Distributor pays its own overhead and general administrative expenses, the cost of supplemental sales literature, promotion and advertising.

                          INDEPENDENT AUDITORS' REPORT

TO THE SHAREHOLDERS AND
BOARD OF DIRECTORS OF FPA CAPITAL FUND, INC.

     We have audited the accompanying statement of assets and liabilities of FPA Capital Fund, Inc. (the "Fund"), including the portfolio of investments, as of March 31, 2004, the statement of operations for the year then ended and the statements of changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial highlights of FPA Capital Fund, Inc., for each of the three years in the period ended March 31, 2002, were audited by other auditors whose report, dated April 30, 2002, expressed an unqualified opinion on those financial highlights.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of FPA Capital Fund, Inc. as of March 31, 2004, and the results of its operations for the year ended, and its changes in net assets and financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


/s/ Deloitte & Touche LLP

Los Angeles, California
May 13, 2004

                        DIRECTOR AND OFFICER INFORMATION
                                   (Unaudited)

                                    POSITION(S)                                              PORTFOLIOS IN
                                     WITH FUND/          PRINCIPAL OCCUPATION(S)             FUND COMPLEX
     NAME, AGE & ADDRESS            YEARS SERVED         DURING THE PAST 5 YEARS               OVERSEEN      OTHER DIRECTORSHIPS
     -------------------            ------------         -----------------------             -------------   -------------------
Willard H. Altman, Jr. - (68)    Director+          Retired. Formerly, until 1995, Partner        6
11400 W. Olympic Blvd., #1200    Years Served: 6    of Ernst & Young LLP, a public
Los Angeles, CA 90064                               accounting firm.

Alfred E. Osborne, Jr. - (59)    Director+          Senior Associate Dean at The John E.          3          Investment Company
11400 W. Olympic Blvd., #1200    Years Served: 4    Anderson Graduate School of Management                   Institute, K2 Inc.,
Los Angeles, CA 90064                               at UCLA.                                                 Nordstrom, Inc., E*
                                                                                                             Capital Corporation,
                                                                                                             Equity Marketing Inc.,
                                                                                                             and WM Group of Funds.

A. Robert Pisano - (61)          Director+          National Executive Director and Chief         3          Coppola Group, State
11400 W. Olympic Blvd., #1200    Years Served: 2    Executive Officer of the Screen Actors                   Net, NetFlix.com,
Los Angeles, CA 90064                               Guild. Formerly, until 1999, Vice                        Resources Connection
                                                    Chairman and Director of Metro-                          and the Motion Picture
                                                    Goldwyn-Mayer, Inc.                                      and Television Fund.

Lawrence J. Sheehan - (71)       Director+          Of counsel to, and partner (1969 to           5
11400 W. Olympic Blvd., #1200    Years Served: 13   1994) of, the law firm of O'Melveny &
Los Angeles, CA 90064                               Myers LLP, legal counsel to the Fund.

Robert L. Rodriguez - (55)       Director,+         Principal and Chief Executive Officer         2          First Pacific Advisors,
11400 W. Olympic Blvd., #1200    President &        of the Adviser.                                          Inc. and FPA Fund
Los Angeles, CA 90064            Chief Investment                                                            Distributors, Inc.
                                 Officer
                                 Years Served: 4

Dennis M. Bryan - (43)           Vice President     Vice President of the Adviser.
11400 W. Olympic Blvd., #1200    Years Served: 8
Los Angeles, CA 90064

Eric S. Ende - (59)              Vice President     Senior Vice President of the Adviser.         3
11400 W. Olympic Blvd., #1200    Years Served: 19
Los Angeles, CA 90064

J. Richard Atwood - (43)         Treasurer          Principal and Chief Operating Officer                    First Pacific Advisors,
11400 W. Olympic Blvd., #1200    Years Served: 7    of the Adviser. President and Chief                      Inc. and FPA Fund
Los Angeles, CA 90064                               Executive Officer of FPA Fund                            Distributors, Inc.
                                                    Distributors, Inc.

Sherry Sasaki - (49)             Secretary          Assistant Vice President and
11400 W. Olympic Blvd., #1200    Years Served: 21   Secretary of the Adviser and
Los Angeles, CA 90064                               Secretary of FPA Fund Distributors,
                                                    Inc.


Christopher H. Thomas - (47)     Assistant          Vice President and Controller of the                     FPA Fund
11400 W. Olympic Blvd., #1200    Treasurer          Adviser and of FPA Fund Distributors,                    Distributors, Inc.
Los Angeles, CA 90064            Years Served: 9    Inc.

+ Directors serve until their resignation, removal or retirement.

                             FPA CAPITAL FUND, INC.

INVESTMENT ADVISER

First Pacific Advisors, Inc.
11400 West Olympic Boulevard, Suite 1200
Los Angeles, California 90064


SHAREHOLDER SERVICE AGENT

Boston Financial Data Services, Inc.
P.O. Box 8115
Boston, Massachusetts 02266-8115
(800) 638-3060
(617) 483-5000


CUSTODIAN & TRANSFER AGENT

State Street Bank and Trust Company
Boston, Massachusetts


DISTRIBUTOR

FPA Fund Distributors, Inc.
11400 West Olympic Boulevard, Suite 1200
Los Angeles, California 90064


COUNSEL

O'Melveny & Myers LLP
Los Angeles, California


INDEPENDENT AUDITORS

Deloitte & Touche LLP
Los Angeles, California


TICKER: FPPTX
CUSIP:  302539101


This report has been prepared for the information of shareholders of FPA Capital Fund, Inc., and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Item 2. (a) The registrant has adopted a code of ethics that applies to the registrant's senior executive and financial officers. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

          (b) During the period covered by this report, there were not any amendments to the provisions of the code of ethics adopted in 2(a) above.

          (c) During the period covered by this report, there were not any implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a).

Item 3. The registrant's board of directors has determined that Willard H. Altman, Jr., a member of the registrant's audit committee and board of directors, is an "audit committee financial expert" and is "independent," as those terms are defined in this Item. This designation will not increase the designee's duties, obligations or liability as compared to his duties, obligations and liability as a member of the audit committee and of the board of directors.

Item 4.   Principal Accountant Fees and Services.

                                                 2003              2004
          (a)    Audit Fees                      $ 25,000          $ 29,500
          (b)    Audit Related Fees                   -0-               -0-
          (c)    Tax Fees                        $  5,250          $  5,765
          (d)    All Other Fees                       -0-               -0-


          (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. The audit committee shall pre-approve all audit and permissible non-audit services that the committee considers compatible with maintaining the independent auditors' independence. The pre-approval requirement will extend to all non-audit services provided to the registrant, the adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant; provided, however, that an engagement of the registrant's independent auditors to perform attest services for the registrant, the adviser or its affiliates required by generally accepted auditing standards to complete the examination of the registrant's financial statements (such as an examination conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants), will be deem pre-approved if: (i) the registrant's independent auditors inform the audit committee of the engagement, (ii) the registrant's independent auditors advise the audit committee at least annually that the performance of this engagement will not impair the independent auditor's independence with respect to the registrant, and (iii) the audit committee receives a copy of the independent auditor's report prepared in connection with such services. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting.

             (2) Disclose the percentage of services described in each of paragraphs (b) - (d) of this Item that were approved by the audit committee pursuant to paragraph (c) (7)(i)(C) of Rule 2-01 of Regulation S-X. 100% of the services provided to the registrant described in paragraphs (b) - (d) of this Item were pre-approved by the audit committee pursuant to paragraphs (e)(1) of this Item. There were no services provided to the investment adviser or any entity controlling, controlled by or under common control with the adviser described in paragraphs (b) - (d) of this Item that were required to be pre-approved by the audit committee.

          (f) If greater than 50%, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees. All services performed on the engagement to audit the registrant's financial statements for the most recent fiscal year end were performed by the principal accountant's full-time, permanent employees.

          (g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant. None

          (h) Disclose whether the registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence. N/A

Item 5.   Audit Committee of Listed Registrants. N/A.

Item 6. Schedule of Investments. Not applicable for periods ending before July 9, 2004.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. N/A.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. N/A.

Item 9. Submission of Matters to a Vote of Security Holders. There has been no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 10.  Controls and Procedures.

(a) The Principal Executive Officer and Principal Financial Officer of FPA Capital Fund, Inc. ("Fund") have concluded that the Fund's Disclosure Controls and Procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940) are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no significant changes in the Fund's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 11.  Exhibits.

(a) Code of ethics as applies to the registrant's officers and directors, as required to be disclosed under Item 2 of Form N-CSR. Attached hereto as Ex. 99.CODE ETH.

(b) Separate certification for the registrant's principal executive officer and principal financial officer, as required by Rule 30a-2 under the Investment Company Act of 1940. Attached hereto.

                                   SIGNATURES

Pursuant to the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FPA CAPITAL FUND, INC.


By: /s/ ROBERT L. RODRIGUEZ
   ----------------------------------
    Robert L. Rodriguez, President

Date:  June 4, 2004


Pursuant to the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FPA CAPITAL FUND, INC.


By: /s/ J. RICHARD ATWOOD
   ----------------------------------
    J. Richard Atwood, Treasurer

Date:  June 4, 2004